Description of Business (Details) - USD ($) $ in Thousands	1 Months Ended	6 Months Ended
	Jun. 30, 2021	Jun. 30, 2022	Jun. 30, 2021	Dec. 31, 2021	[1]
Description of Business [Abstract]
Initial public offering description	In June 2021, the Company closed its initial public offering of 3,000,000 units, each unit consisting of one ordinary share and one warrant to purchase one ordinary share of the Company for gross proceeds of approximately $15,000 before deducting underwriting discounts and commissions and other offering-related expenses in the amount of $2,150.
Net loss		$ 13,287	$ 4,771
Accumulated deficit		$ (103,655)		$ (90,634)

[1]	The December 31, 2021, balances were derived from the Company’s audited annual financial statements.